             1995 EXECUTIVE INCENTIVE COMPENSATION PLAN





                                                   November, 1994

          The Wm. Wrigley Jr. Company has provided an Executive Incentive Compensation Plan for selected managers since 1978. This is not a continuing plan but is reviewed by the Compensation Committee of the Board of Directors each year to determine if a plan should be adopted for that year, the positions which will be eligible to participate, and the associated companies which will be included.

          The Compensation Committee has authorized the 1995 Plan. Participants have an opportunity to receive awards based on corporate and individual performance during the corporate fiscal year from January 1, 1995, through December 31, 1995. Those selected to participate will not take part in any group achievement fund or similar incentive plan which their particular unit may provide for employees. Each associated company will bear the appropriate cost of awards made to employees.

          Awards are calculated on the base annual salary each participant actually earns during the plan year. Most participants are paid base annual salary in 12 monthly increments, but managers of some international associated companies receive their base salary in 13 or more increments.

          Incentive awards will be distributed in the first quarter of 1996 when the financial results of the company and the respective units are known for the 1995 fiscal year.

                        PURPOSES OF THE PLAN

           1.   Maintain a total cash compensation
                package for participating managers
                commensurate with accountability and
                competitive with the industry.

           2.   Recognize and reward participating
                managers in accord with current
                performance.

           3.   Encourage and reward individual
                initiative, creativity, and extra
                effort which result in measurable
                improvements in your company's
                operations.

           4.   Encourage teamwork.

           5.   Relate incentive awards to overall
                corporate or unit performance as
                well as individual accomplishment.

           6.   Encourage participating managers to
                develop and carry out unit and
                departmental goals which support and
                enhance corporate longer range
                goals.

           7.   Maintain an earnings opportunity for
                participants which will retain and,
                when necessary, attract outstanding
                performers.

                            AWARD LEVELS

      The 1995 Executive Incentive Compensation Plan has various levels reflecting the individual accountability and impact on company operations of the participants. Target award levels are earned by fully meeting performance criteria on challenging and realistic personal, unit, and/or corporate goals and by fully effective teamwork. Higher awards up to a maximum of 150% of target levels are earned for truly outstanding and exceptional achievements above target performance.

      All participants are assigned weightings for individual performance elements which can include unit goals, personal goals, and teamwork effectiveness. Based on accountability some
participants also have a corporate performance element.   The sum
of each participant's element weightings total 100.   Each element
is rated separately using the performance standards defined in
Exhibit I.

      Each personal goal and unit goal within those respective elements is separately rated, totaled, and averaged. These average ratings may be adjusted up to plus or minus 15 percentage points to reflect performance not otherwise measured in the ratings for the separate goals if, in the judgment of the person evaluating performance, a change is justified.

      The teamwork rating is based on each participant's effectiveness as a manager in making the team work - - - responsive, cooperative, and a positive contributor toward optimum end results with top priority to company rather than to personal success.

      The maximum rating for any goal is 150%. The minimum rating for any goal is 30%. If the adjusted average rating for any element is below 50%, no award is earned for that element.

      Element ratings of 50% or more are multiplied by the respective element weightings and totaled. The total weighted performance is multiplied by a participant's target opportunity percent to determine the award expressed as a percent of salary.

                       GOAL SETTING PROCEDURE
Corporate Goals

      The President and Chief Executive Officer will present 1995 corporate goals to the Compensation Committee when it evaluates corporate performance for the prior year Plan. These goals will be approved by the Board of Directors at its next regular scheduled meeting. Corporate goals will include target, minimum, and outstanding levels of performance where appropriate to serve as a guide to the Compensation Committee when it evaluates corporate performance for the Plan year.

Unit Goals


      Each unit will set goals at the beginning of the Plan year which are approved by appropriate managers. Units with consumer sales will use the format outlined on Form A. Units with no consumer sales will use the format outlined on Form B. Goals must set target, minimum and outstanding levels of performance. The units for the 1995 Plan are listed below:

                      UNITS WITH CONSUMER SALES

                 U. S. Chewing Gum
                    Sales Department
                    Sales Divisions
                    Consumer Advertising
                 Amurol Products Company
                 Wrigley Canada
                 International Group
                    International Region - Germany, Austria, EMD,
                        Eastern Europe, Russia
                    International Region - U.K., Kenya, Spain, Italy International Region - Scandinavia, W.M.F.,
                        Netherlands
                    International Region - Philippines, Taiwan,
                        Hong Kong, China,
                        Malaysia
                    International Region - Latin America
                    Australia

                    UNITS WITH NO CONSUMER SALES

                 U. S. Manufacturing
                    Chicago Factory
                    Santa Cruz Factory
                    Gainesville Factory
                 L. A. Dreyfus Company
                 WRICO Packaging
                 Wrigley France-Biesheim
                 Manufacturing Pacific Orient

Personal Goals

      Personal goals are established at the beginning of the Plan year and approved by appropriate managers. The format for setting these goals is shown on Form E. Participants are generally limited to three personal goals which must be opportunities for significant accomplishment that can be measured. Target, minimum, and outstanding levels of performance must be included with each goal.
      When appropriate, several participants may be assigned the same personal goal with shared accountability for results. All participants will receive the same accomplishment rating for a shared personal goal.

                           ACCOMPLISHMENTS
Corporate Award

      The President and Chief Executive Officer will evaluate corporate performance and recommend a rating for the Compensation
Committee's consideration based on the following criteria:

      - How successfully the management team achieved corporate goals approved by the Board of Directors at the beginning of the fiscal year.

      - Progress made toward longer term corporate objectives and strategies in light of conditions pertaining during the year.

      - How well the management team responded to all factors -- internal and external -- which affected corporate performance during the year.

      Based on this assessment, the Compensation Committee will rate corporate performance using the standards of performance as defined in Exhibit I.

Individual Awards

      Individual performance awards are based on accomplishment of unit goals where appropriate, personal goals, and teamwork effectiveness. Performance is evaluated by the manager to whom each participant reports and reviewed by a committee of senior management with final approval by the President and Chief Executive Officer.

      Toward the end of the Plan year the Personnel Department will distribute individual appraisal forms (Exhibit II) to the managers who direct the work of the participants and who approved the unit and personal goals. These managers will recommend ratings for individual performance for each of the participants under their direction:

      Each participant with unit goals will submit unit accomplishments using Form C for units with consumer sales and Form D for others. All participants will submit accomplishments for personal goals using Form F. Target, minimum, and outstanding performance levels will be the same as established when the goals were set. Participants will measure accomplishment of unit and personal goals using the following formulas in the appropriate section of the forms.

                  A  =  Accomplishment
                  T  =  Target Goal
                  M  =  Minimum Acceptable Performance
                  O  =  Outstanding Performance

If accomplishment exceeds target

                % Rating = 100 + A-T
                                       X 50
                                 O-T

If accomplishment is less than target


                % Rating = 100 - T-A
                                       X 50
                                 T-M

      Examples illustrating how these formulas are applied are shown on Exhibit III. These formulas lend themselves to measuring goals which can be objectively defined with numeric values. Some personal goals will require subjective ratings because they cannot readily be reduced to numeric values. Participants will suggest the numeric rating which should be assigned to the accomplishment of each of these goals. Ratings may be modified in the review process.

      Individual performance ratings will be combined with the corporate rating where appropriate, and the total performance rating for each participant will be established.

      Exhibit IV illustrates how a typical award will be calculated.

President and Chief Executive Officer Award

      The Compensation Committee of the Board of Directors will determine the award for this executive, and 100% weighting will be on personal performance. When rating, the Compensation Committee will consider the Chief Executive's effectiveness in guiding the affairs of the company as evaluated largely by corporate performance and progress toward longer range objectives and strategies. The award may be at the same level as the corporate evaluation, or may be different, in the sole discretion of the Compensation Committee.

                                                        EXHIBIT I

             1995 EXECUTIVE INCENTIVE COMPENSATION PLAN

                       Wm. Wrigley Jr. Company

                            STANDARDS FOR
                PERSONAL, CORPORATE/UNIT PERFORMANCE

                                                      Individual/
                                                      Unit/Corporate
                                                      Performance
                   Definition                         Rating


Outstanding performance; significantly                   150
exceeded criterion.


Excellent performance; criterion exceeded.               120


Target performance; criterion fully met.                 100


Good performance; criterion generally met, or             90
acceptable under the circumstances.


Reasonable performance under the circumstances;           60
criterion partially met.


Minimum acceptable performance.                           50


Performance below acceptable levels.                      30

                                                                                                            EXHIBIT II
                                                             SUMMARY APPRAISAL
                                                1995 EXECUTIVE INCENTIVE COMPENSATION PLAN

PARTICIPANT:                       APPRAISER:                       INITIALS:           DATE:
                    RATING   X    WEIGHT                    WEIGHTED          X      TARGET    =    AWARD
                      %           %                     PERFORMANCE                  %              %
UNIT GOALS:
  #1
  #2

  TOTAL
  AVG
  ADJ + 15 pts
  ADJ AVG

PERSONAL GOALS:
  #1
  #2
  #3

  TOTAL
  AVG
  ADJ + 15 pts
  ADJ AVG                                                  1994 Rating

TEAMWORK                         10*
TOTAL INDVL. PERF.
ADJ. TO 100% BASIS
CORP. PERF.

GRAND TOTAL                     100

COMMENTS:

Review                Review                 Review
        *TEAMWORK WEIGHTING IS 10% FOR ALL PARTICIPANTS


                                                                                                            Exhibit III
                                                                  EXAMPLE
                                                           1995 ACCOMPLISHMENTS
                                                         UNITS WITH CONSUMER SALES

GOALS                                            REV. ORIG. FORECAST           GOAL                   1995 ACTUAL
                                                                                                     OVER/(UNDER)
                        1992    1993    1994    1995      % O/U 1994     1995   % O/U 1994     1995    1994    1995 GOAL
1.  UNIT VOLUME TO
    OUTSIDE CUSTOMERS   50,000  51,000  53,000  55,000        3.8       55,000      3.8       54,500   1500       (500)



2.  PROFIT FROM
    OPERATIONS U.S.$    11,089  16,289  10,760  10,800         .4       11,600       7.8      12,200   1440        600


MEASURES OF PERFORMANCE                     WEIGHT        MINIMUM           TARGET           OUTSTANDING       R A N G E
                                                                                                               #       %

GOAL #1                                       50%          53,000           55,000              57,000       2,000   3.6

GOAL #2                                       50%          10,000           11,600              13,200       1,600  13.8

EQUATIONS FOR DETERMINING RATING

GOAL #1

      55,000-54,500
100 -               X 50 =  87.5
      55,000-53,000

GOAL #2

      12,200-11,600
100 +               X 50 = 118.8
      13,200-11,600



                                                                                 EXHIBIT IV
                                         Wm. Wrigley Jr. Company
                                          SAMPLE AWARD  -  1995

HOW THE PLAN WORKS

        ASSUME:

             Participant Award Level                                D

             Base Salary                                         $60,000

             Target Incentive Opportunity                            30%

             Target Award                                        $18,000


INCLUDES:                         ELEMENT                TARGET
                                 WEIGHTING               AWARD
        ELEMENTS

             Unit Goals                      50                  $ 9,000

             Personal Goals                  20                    3,600

             Teamwork                        10                    1,800

        Individual Performance               80                  $14,400

        Corporate Performance                20                    3,600

        Target Award                        100                  $18,000


AWARD DETERMINATION:          RATING     WEIGHTED
                                %       PERFORMANCE
        ELEMENTS

             Unit Goals              112          56.0           $10,080

             Personal Goals           85          17.0             3,060

             Teamwork                110          11.0             1,980

        Individual Performance                    84.0           $15,120

        Corporate Performance        120          24.0             4,320

        AWARD                                    108.0           $19,440

        Percent of Base Salary                                    32.4%



                                                                                                            Form A
PARTICIPANT                                            1995 UNIT GOALS
UNIT                                               UNITS WITH CONSUMER SALES
PAGE NO.
DATE SUBMITTED

                                                                           1995 REV. ORIG. F'CAST             1995 GOAL
                                                                                        % O/U                      % O/U
GOAL:                                        1992       1993       1994       1995      1994              1995     1994

1.  UNIT VOLUME TO OUTSIDE CUSTOMERS:




2.  PROFIT FROM OPERATIONS U.S.$:




MEASURES OF PERFORMANCE                   WEIGHT          MINIMUM           TARGET           OUTSTANDING       R A N G E
                                                                                                               #       %

GOAL #1


GOAL #2





                                                            PARTICIPANT'S
                                                            SIGNATURE                              DATE



                                                            APPROVED                               DATE


                                                                                                            Form B
PARTICIPANT                                             1995 UNIT GOALS
UNIT                                              UNITS WITH NO CONSUMER SALES
PAGE NO.
DATE SUBMITTED

                                                                           1995 REV. ORIG. F'CAST              1995 GOAL
                                                                                          % O/U                        % O/U
GOAL:                                        1992       1993       1994       1995         1994             1995        1994

#1


#2



#3




MEASURES OF PERFORMANCE                      WEIGHT       MINIMUM           TARGET           OUTSTANDING         R A N G E
                                                                                                                 #       %

GOAL #1

GOAL #2

GOAL #3




                                                             PARTICIPANT'S
                                                             SIGNATURE                              DATE


                                                             APPROVED                               DATE



                                                                                                            Form C
PARTICIPANT                                    1995 ACCOMPLISHMENTS - UNIT GOALS
UNIT                                               UNITS WITH CONSUMER SALES
PAGE NO.
DATE SUBMITTED


   GOAL                                          REV. ORIG. F'CAST             GOAL                     1995 ACTUAL
                                                                                                            OVER/(UNDER)
                          1992    1993    1994    1995    % O/U 1994    1995   % O/U 1994       1995     1994      1995 GOAL

1.  UNIT VOLUME TO
    OUTSIDE CUSTOMERS:



2.  PROFIT FROM
    OPERATIONS U.S.$:



MEASURES OF PERFORMANCE                     WEIGHT        MINIMUM           TARGET           OUTSTANDING        R A N G E
                                                                                                                #       %

GOAL #1

GOAL #2



EQUATIONS FOR DETERMINING RATING


                                                       PARTICIPANT'S
                                                       SIGNATURE                              DATE


                                                       APPROVED                               DATE



                                                                                                            Form D
PARTICIPANT                                    1995 ACCOMPLISHMENTS - UNIT GOALS
UNIT                                              UNITS WITH NO CONSUMER SALES
PAGE NO.
DATE SUBMITTED


   GOAL                                          REV. ORIG. F'CAST             GOAL                     1995 ACTUAL
                                                                                                            OVER/(UNDER)
                          1992    1993    1994    1995    % O/U 1994    1995   % O/U 1994       1995     1994      1995 GOAL

#1


#2



#3




MEASURES OF PERFORMANCE                      WEIGHT       MINIMUM           TARGET          OUTSTANDING        R A N G E
                                                                                                               #       %

GOAL #1

GOAL #2

GOAL #3



EQUATIONS FOR DETERMINING RATING



                                                       PARTICIPANT'S
                                                       SIGNATURE                              DATE


                                                       APPROVED                               DATE


                                                                                                            FORM E
                                                            1995 PERSONAL GOALS
PARTICIPANT
DEPARTMENT OR UNIT                                             REVIEW COMMENTS:
GOAL #           PAGE
DATE SUBMITTED


GOAL:                                                                                           ESTIMATE

                                                                 COST TO ACHIEVE GOAL:
HOW RESULTS ARE TO BE MEASURED:    R A N G E   ( + / - )
                                   #       %
                                                                 CAPITAL EXPENDITURE:
MINIMUM
                                                                 ACCOMPLISHMENT DATE:

TARGET

                                                                 COMPARISON TO 3-YEAR PRIOR & REV. ORIG. F'CAST, IF APPLICABLE:
OUTSTANDING
                                                                                                   1995          1995
                                                                 1992      1993      1994        FORECAST        GOAL

GOAL WEIGHT:


EXPECTED RESULTS:


                                                                 PARTICIPANT'S
                                                                 SIGNATURE                             DATE


                                                                 APPROVED BY                           DATE




                                                                                                            FORM F
                                                    1995 ACCOMPLISHMENTS-PERSONAL GOALS
PARTICIPANT
DEPARTMENT OR UNIT                                          REVIEW COMMENTS:                               RATING:
GOAL #           PAGE
DATE SUBMITTED

                                                                                           ESTIMATE          ACTUAL
GOAL AS SUBMITTED:
                                                                 COST TO ACHIEVE GOAL:

HOW RESULTS ARE TO BE MEASURED:     R A N G E  ( + / -)          CAPITAL EXPENDITURE:
                                    #       %

MINIMUM                                                          ACCOMPLISHMENT DATE:


                                                                 COMPARISON TO 3-YEAR PRIOR & REV. ORIG. FORECAST, IF APPLICABLE:
TARGET
                                                                                             1995       1995       1995
                                                                 1992     1993     1994    FORECAST     GOAL      ACTUAL

OUTSTANDING


GOAL WEIGHT:                                                     EQUATION FOR DETERMINING RATING:


EXPECTED RESULTS:


                                                                 PARTICIPANT'S
ACTUAL RESULTS:                                                  SIGNATURE                             DATE

                                                                 APPROVED BY                           DATE

